LEGG MASON CHARLES STREET TRUST, INC.
       Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio
                    Legg Mason Global Opportunities Bond Fund
                          LEGG MASON GLOBAL TRUST, INC.
                 Legg Mason Batterymarch Emerging Markets Trust
               Legg Mason Batterymarch International Equity Trust
                LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST, INC.
                        LEGG MASON INVESTMENT TRUST, INC.
                 Legg Mason Capital Management Opportunity Trust
                        LEGG MASON INVESTORS TRUST, INC.
         Legg Mason Capital Management American Leading Companies Trust
          LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.
                 LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.
                         LEGG MASON TAX FREE INCOME FUND
          Legg Mason Investment Counsel Maryland Tax-Free Income Trust


                    SUPPLEMENT DATED NOVEMBER 20, 2009 TO THE
                      PROSPECTUS OF EACH FUND LISTED ABOVE


Effective May 14, 2010, the following replaces the second paragraph in the section of each Prospectus entitled "Account Policies - Other."

   If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your fund or your Financial Adviser, as applicable. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.



 This supplement should be retained with your Prospectus for future reference.







LMFX012087